Investor Presentation September 2018 Keane Group: Investor Presentation 0

Important Disclosures Cautionary Statement Regarding Forward-Looking Statements The statements contained in this presentation and any oral statements made in connection with this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this presentation that are not historical statements, including statements regarding the Company’s plans, objectives, future opportunities for the Company’s services, future financial performance and operating results and any other statements regarding Keane's future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond Keane's control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to the operations of Keane; the effects of the business combination of Keane and RockPile, including the combined Company’s future financial condition, results of operations, strategy and plans; potential adverse reactions or changes to business relationships resulting from the completion of the RockPile transaction; expected synergies and other benefits from the transaction and the ability of Keane to realize such synergies and other benefits; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; volatility in customer spending and in oil and natural gas prices, which could adversely affect demand for Keane's services and their associated effect on rates, utilization, margins and planned capital expenditures; global economic conditions; excess availability of pressure pumping equipment, including as a result of low commodity prices, reactivation or construction; liabilities from operations; weather; decline in, and ability to realize, backlog; equipment specialization and new technologies; shortages, delays in delivery and interruptions of supply of equipment and materials; ability to hire and retain personnel; loss of, or reduction in business with, key customers; difficulty with growth and in integrating acquisitions; product liability; political, economic and social instability risk; ability to effectively identify and enter new markets; cybersecurity risk; dependence on our subsidiaries to meet our long-term debt obligations; variable rate indebtedness risk; and anti-takeover measures in our charter documents. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in Keane's Securities and Exchange Commission (“SEC”) filings, including the most recently filed Forms 10-Q and 10- K and Form S-3 registration statement. Keane's filings may be obtained by contacting Keane or the SEC or through Keane's website at http://www.keanegrp.com or through the SEC's Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. Keane undertakes no obligation to publicly update or revise any forward-looking statement. Statements made in this presentation include certain non- U.S. GAAP financial measures. The reconciliation to U.S. GAAP financial measures for Q3 2017, Q4, 2017, Q1 2018 and Q2 2018 are included at the end of this presentation. Keane Group: Investor Presentation 1

Keane At a Glance

KEANE

Market leading, returns-focused, integrated provider of value-added U.S. land completion services

- Significant scale with fleet totaling ~1.4 million HHP[1]
- High quality fleet of modern, well-maintained equipment
- Leading position in Permian and Marcellus / Utica
- Dedicated agreements with highly-efficient, blue-chip customers
- Diversified and scalable operations with strong logistics capabilities
- Value-add applied engineering & proprietary product capabilities



Completions Services

~1.4

million HHP[1]

29 *total frac fleets[2];*
34 *total wireline units*

Other Services[3]

24

Cementing Units

[1] Includes 50k HHP to be delivered in 4Q18. [2] Potential to add one additional fleet from currently owned HHP to reach 30 fleets (see slide 9). [3] Segment exclusively comprised of cementing.

Keane Group: Investor Presentation 2

Investment Drivers & Value Proposition

KEANE

Positioned for leading execution and value creation

Strategic Footprint

- ~1.4 million hydraulic horsepower creates scale and competitive advantage
- Diversification across oil and gas activity; extensive logistics & supply chain
- Leading provider in major growth basins, including Permian and Marcellus / Utica

Operational Excellence

- Partner with high-quality, efficient customers under dedicated agreements
- Successful bundling of wireline drives efficiency at the wellsite
- Integrated model with engineered solutions enhances efficiency and engagement

Strong Balance Sheet

- Robust liquidity supporting continued growth & maintenance of active equipment
- Extended maturity and lowered interests costs via new $350mm term loan facility
- Flexibility to opportunistically execute on growth opportunities

Growth & Returns

- Contracted 3 newbuilds at leading edge pricing, growing fleet ~10%
- Ability to execute strategic M&A to add scale, services and density
- Completed $52mm of share repurchases; recently authorized reset to $100mm[1]

[1] *Completed $40mm of repurchases through 2Q18. Board authorization for program reset received in late July 2018. Completed $12mm of additional repurchases in August 2018.*

Keane Group: Investor Presentation

3

Track Record of Execution

KEANE

Proven ability to deliver leading results

		Keane's Execution
Organic Growth	Growing fleet at leading-edge pricing	Dedicated agreements on 3 newbuild fleets (GP/fleet of **>$20mm**[1]); proven maintenance capex of **~$4mm/fleet**[2]
M&A	Executing accretive M&A opportunities	Proven ability to find, execute & integrate accretive deals; supplemented fleet **(RSI)**; added scale in key basins **(RockPile)**
Cash Flow	Generating strong free cash flow	Trailing twelve month free cash flow of **~$235mm**; represents levered free cash flow yield of **~16%**[3]
Profitability	Achieving leading fleet profitability	2Q18 average of ~**$20.0mm** vs. 2Q17 average of ~$10.5mm; driven by dedicated model, pricing and highly efficient operations
Balance Sheet	Maintaining strong balance sheet & liquidity	Debt to Adjusted EBITDA **<1x**[4]; liquidity of **>$320mm**[5]; extended maturity & reduced interest costs via **new term loan**[6]
Capital Return	Executing on stock repurchase program	**$40mm** executed through 2Q18; authorized program reset to $100mm; completed additional **$12mm** through August 2018

[1] Annualized Adjusted Gross Profit per fleet. 150k newbuild HHP ordered in December 2017. [2] Average annual maintenance capex per fleet. [3] Free cash flow defined as Adjusted EBITDA – interest expense – maintenance capex. Maintenance capex is based on average LTM deployed fleets of 25.8 x $4mm maintenance capex per fleet per year. Levered free cash flow yield defined as free cash flow / equity value, where equity value = 60 day VWAP as of market close 8/31/2018 x total shares outstanding of 108.9mm (includes share buybacks completed through August 2018). 2Q18 interest costs excludes $7.6mm write-off of deferred financing costs for previous term loan. [4] Debt balance as of 6/30/2018 vs. annualized 2Q18 adjusted EBITDA. [5] *As of 6/30/2018;* includes cash plus availability under asset based credit facility. [6] New $350mm term loan facility completed in 2Q18.

Keane Group: Investor Presentation 4

Strategic Footprint Across Growth Basins

KEANE

Positioned across prolific U.S. basins

- Positioned in leading growth basins; Permian, Marcellus / Utica, Bakken and Eagle Ford
- Blue-chip E&Ps with robust through-cycle programs and ample takeaway capacity
- Leading position in prolific oil and gas basins, including challenging-to-operate areas
- Infrastructure to further scale operations in most prolific basins and ability to mobilize



Bakken
~120k HHP
Marcellus / Utica
~510k HHP
SCOOP / STACK[2]
Permian
~730k HHP
Eagle Ford
~50k HHP



~1.4mm HHP[1]
4%
36%
52%
8%
Permian
Eagle Ford
Bakken
Marcellus / Utica
% total HHP[1]

Note: Basin HHP totals include rotational capacity. [1] Includes 50k HHP to be delivered in 4Q18. [2] No current active HHP in SCOOP/STACK.

Keane Group: Investor Presentation 5

Flexible & Scalable Logistics Infrastructure

KEANE

Supply chain delivers surety and lowest landed cost

Multiple
Sand providers

- Flexible agreements with top-tier producers
- Covers significant portion of Northern White & in-basin Permian needs
- Expect to benefit from development of in-basin supply

Surety

~1,200
Leased railcars

- Dedicated railcar fleet provides surety and flexibility
- Access to 20+ unit train facilities
- Connectivity to multiple class-1 rails

Scale

~45
Transload facilities

- Access to 3rd party transloads across operating basins
- Flexible network ensures proximity to well site
- Partnership model limits capital investment

Flexibility

Multiple
Last-mile solutions

- Using both owned and 3rd party pneumatic sand hauling trucks
- Multiple crews using containers and silos
- Piloting other leading-edge solutions

Efficiency

Keane Group: Investor Presentation 6

Quality Customers & Dedicated Agreements Expanding & deepening relationships with top-tier customers Partnership model THE RESULTS . Proven execution driving successful Joint Strong Aligned focus on multi-year partnerships commitment to capitalization efficiency; zipper . industry-leading driving consistent Multiple Keane customers contracted frac and multi- safety, efficiency through-cycle with 2+ fleets; an endorsement of the pad drilling and reliability programs quality of our fleet, safety program and efficiency “Shell has had a long and successful relationship with Keane. We “Keane’s frac crew has achieved both appreciate their shared values with respect to the safety of people, operational and logistical efficiencies stewardship of the environment, and working with people to develop their that can only be described as ‘Best of potential. the Best’. Keane has the proven ability to bring innovative solutions to address big With one crew, they have averaged over problems. We are glad to be working with companies like Keane and plan to 200+ stages per month, eliminating our maintain our relationship going forward to help us develop energy sources need for a 2nd fleet.” that will fuel the future.” Note: Not an exhaustive list of customers. Keane Group: Investor Presentation 7

Proven Execution of Strategic M&A

KEANE

Disciplined M&A focused on portfolio expansion & consolidation

Calmena Energy Services
April 2013

Acquired wireline assets to expand service offering and commence bundling

✓ **Product line expansion**

Ultra Tech Frac Services
December 2013

Established initial platform in the Permian

✓ **Geographic expansion**

Trican Well Services
March 2016

Transformative acquisition at cycle trough; added service lines, basins, facilities & technology platform

✓ **Transformative deal at attractive value**

RockPile Energy Services
July 2017

Added scale; deepened position in Permian & Bakken

✓ **Complementary deal during period of growth**

RSI Refinery Specialties
July 2018

Replaced damaged HHP; enhanced maintenance buffer; provides growth optionality

✓ **Opportunistic M&A at ~$400/HHP**

Keane Group: Investor Presentation 8

RSI Acquisition Overview

KEANE

Latest consolidation transaction extends our M&A track record

The Acquisition:

- Acquired ~90k HHP and related support equipment from Refinery Specialties, Inc.
- Total cash consideration of ~$35mm; attractive acquisition cost of ~$400/HHP
- High-quality, well-maintained and fit for duty across Keane's operating footprint

Equipment Uses:

- A portion of the HHP will replace damaged equipment (insured at replacement cost)[1]
- A portion of the HHP will support maintenance of existing assets
- Flexibility to deploy additional fleet in 2019

Strategic Uses of RSI HHP



000s HHP
90
75
60
45
30
15
0
Fleet Growth
To potentially add one additional frac fleet
Maintenance
To support existing maintenance rotation
Replacement
To replace equipment damaged in incident

[1] As disclosed on 7/3/2018.

Keane Group: Investor Presentation
9

Industry-Leading Safety Record Safety & performance critical to winning & retaining quality customers Rolling 12 Month TRIR / Head Count TRIR Headcount ‘000s 7 Headcount 3.5 6 Rolling 12 Month TRIR 3.0 5 Industry Average TRIR (5 year) 2.5 4 2.0 3 1.5 2 1.0 1 0.5 0 0.0 Proven safety performance  Among the safest service providers; TRIR less than half industry average over 5+ years  Maintained world-class safety record throughout significant operations and headcount growth  Establishes license to operate, attract and retain blue-chip customers and quality employees  Focus on safety improves performance through lower downtime and higher efficiency Source: Company, Bureau of Labor Statistics. Keane Group: Investor Presentation 10

Efficient Growth & Profitability Proven execution in fleet deployment and growth in profitability Deployment Schedule (period end) Annualized Adjusted Gross Profit Utilization ramp Full utilization per Fleet ($mm) 50 $20.0 50 150 150 60 $17.3 $17.0 000s HHP $14.2 184 264 1,359 1,289 $10.5 1,159 1,189 1,189 760 680 $6.3 $4.4 2 3 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 Current 1 17 19 25 26 26 27 29 Fleets 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 Active On order Idle 1 Deployed as of period end. 2 Includes newbuild fleet which commenced operations in early July 2018. 3 Includes HHP acquired during the RSI acquisition. Keane Group: Investor Presentation 11

A Relentless Focus on Efficiency Efficiency is embedded in our culture Keane’s Efficiency Approach Obsessively track and assess all working and non- working time for every fleet Drive efficiency improvements by leveraging data and partnering with our customers “Control our destiny” through bundled wireline and integrated supply chain Industry-leading safety is our license to work for top-tier customers; mitigates downtime Highly-experienced and well-trained employees with industry and company tenure Benefits key stakeholders by lowering customer $/Boe, driving higher ROI & improving margins Keane Group: Investor Presentation 12

Market & Financial Update

KEANE

Fundamentals in tact, facing near-term constraint

- Long-term customer relationships and dedicated agreements remain strong and in tact
  - No customer turnover; top-tier customers with robust capital budgets and high-sense of urgency
  - Not experiencing pricing pressure; updated outlook on annualized Adjusted Gross Profit per fleet driven by absorption loss on utilization
  - Continue to see strong demand for 2019 dedicated capacity
- Key factor is Keane executing at record-high efficiency, while customer drilling efficiencies appear to be levelling off. As a result, Keane is providing the revised outlook below
  - This efficiency dynamic created unanticipated white space on active fleets in 3Q18 calendar
  - Forecasting ~90% utilization on 27 available fleets for 3Q18
- Working with customers to address constraints and improve overall efficiency

Metric	Period	Revised Outlook	Previous Outlook[1]
Total Revenue ($mm)	3Q18	$545 – $555	$565 – $590
Average Hydraulic Fracturing Fleets	3Q18	24.0	27.0
Annualized Adjusted Gross Profit per fleet ($mm)	3Q18	$19.0 – $20.0	~$20[2]
Selling, general & administrative ($mm)[3]	3Q18	~$20	n/a

[1] As disclosed on 7/30/2018 concurrent with 2Q18 earnings. [2] Outlook stated 3Q18 annualized Adjusted Gross Profit per fleet expected to be "in-line" 2Q18 results of $20.0mm.

Keane Group: Investor Presentation 13

Proven Capital Return Execution Returning value to shareholders through share repurchases Keane’s Capital Allocation Priorities $52mm completed through Capital Balance August 2018 Return Growth Sheet $MM 140  Program supported by strong cash flow and 120 attractive stock valuation 100 $88 o Initiated $100mm stock repurchase program in February 2018 80 Executed $40mm of repurchases through 2Q18 o 60 o Board authorized buyback program reset to $100mm1 40 Completed additional $12mm of repurchases $52 o 20 through August 2018 o Total of ~3.5mm shares repurchased to date 0 Current  Committed to opportunistic execution of additional Completed Available capacity repurchases over near-term 1 Board authorization for program reset received in July 2018. Program expiration remains unchanged at February 2019. Keane Group: Investor Presentation 14

Conservative Balance Sheet Strong, flexible balance sheet supports both offense & defense Period ending . Strong balance sheet In $mm 6/30/2018 ‒ Leverage ratio of <1x2 Cash & equivalents 109.5 ‒ Total liquidity of $324mm Long-term debt1 341.3 . Completed new $350mm credit facility Net debt 231.8 ‒ Extended maturity profile ‒ Reduced annual interest costs by ~$4mm Liquidity . Discipline & strong capital position provides for: Cash & equivalents 109.5 − Flexibility to maintain highest fleet standards Revolver borrowing base 214.5 − Organic growth & opportunistic accretive M&A Total Liquidity 324.0 − Capital return via share repurchases, supported by flexible credit agreement − Sustainability through-cycles 1 Net of unamortized deferred financing costs and unamortized debt discount. 2 Debt balance as of 6/30/2018 vs. annualized 2Q18 adjusted EBITDA. Keane Group: Investor Presentation 15

Strength Across Key Financial Metrics Proven ability to deliver Average Deployed Fleets Annualized Revenue per Fleet ($mm)1 -------------- Fully utilized -------------- 26.3 +11% 26.0 26.0 $86.7 $75.9 $76.2 $78.1 24.7 3Q17 4Q17 1Q18 2Q18 3Q17 4Q17 1Q18 2Q18 Adjusted EBITDA ($mm) Annualized Adj. Gross Profit per Fleet ($mm)1 +22% $111.3 +18% $20.0 $93.8 $91.3 $17.3 $17.0 $71.6 $14.2 3Q17 4Q17 1Q18 2Q18 3Q17 4Q17 1Q18 2Q18 1 Per deployed fleet. Keane Group: Investor Presentation 16

Creating Shareholder Value Optimizing shareholder returns via strategic capital allocation 1 2 3 Capital Organic M&A Return  Harvest portfolio of frac  Proven ability to execute  Initiated stock repurchase fleets under dedicated disciplined M&A with program supported by agreements with blue-chip successful integration strong free cash flow customers generation  Continue to explore deals of  Further facilitate operating all sizes targeting scale,  Completed $52mm of efficiencies that drive efficiency & technology share repurchases1 attractive margins  Strong balance sheet and  Reset stock repurchases to  Ramping idle cementing track record enables M&A a total of $100mm assets driven by strong execution  Opportunistically execute customer demand on additional repurchases  Strategically pursue over near-term additional newbuilds 1 As of August 2018 and since stock repurchase program effective date in April 2018. Keane Group: Investor Presentation 17

APPENDIX Keane Group: Investor Presentation 18

Adjusted EBITDA & Adjusted Gross Profit

Non-GAAP Reconciliation (2Q18)

KEANE

	Three Months Ended June 30, 2018			
	Completion Services	Other Services	Corporate and Other	Total
Net Income (loss)	$75,694	($1,716)	($43,311)	$30,667
Interest expense, net	—	—	14,317	14,317
Income tax expense	—	—	(936)	(936)
Depreciation and amortization	54,618	1,319	3,467	59,404
EBITDA	**$130,312**	**($397)**	**($26,463)**	**$103,452**
Plus Management Adjustments:				
Acquisition, integration and expansion (1)	—	—	2,827	2,827
Non-cash stock compensation (2)	—	—	4,040	4,040
Other (3)	—	—	989	989
Adjusted EBITDA	**$130,312**	**($397)**	**($18,607)**	**$111,308**
Selling, general and administrative	—	—	24,125	24,125
(Gain) loss on disposal of assets	933	—	2,354	3,287
Other expense	—	—	(16)	(16)
Less Management Adjustments not associated with cost of services	—	—	(7,856)	(7,856)
Adjusted gross profit (loss)	**$131,245**	**($397)**	**—**	**$130,848**

(1) Represents primarily a markdown to fair value of idle real estate pending for sale in Mathis, Texas acquired during the acquisition of a majority of the U.S. assets and assumed certain liabilities of Trican Well Service, L.P. (the "Acquired Trican Operations"). This loss was recorded in (gain) loss on disposal of assets.

(2) Represents non-cash amortization of equity awards issued under Keane Group, Inc.'s Equity and Incentive Award Plan (the "Equity Plan"). According to the Equity Plan, the Compensation Committee of the Board of Directors can approve awards in the form of restricted stock, restricted stock units, and/or other deferred compensation. Consistent with prior policy, amortization of awards is made ratably over the vesting periods, beginning with the grant date, based on the total fair value determined on grant date and recorded in selling, general and administrative expenses.

(3) Represents primarily rating agency fees for establishing initial ratings in connection with entering into a new $350 million senior secured term facility. These expenses were recorded in selling, general and administrative expenses.

Keane Group: Investor Presentation 19

Adjusted EBITDA & Adjusted Gross Profit Non-GAAP Reconciliation (1Q18) Three Months Ended March 31, 2018 Completion Other Corporate and Total Services Services Other Net Income (loss) $54,265 ($2,177) ($60,331) ($8,243) Interest expense, net — — 6,990 6,990 Income tax benefit — — 3,168 3,168 Depreciation and amortization 55,180 1,398 3,473 60,051 EBITDA $109,445 ($779) ($46,700) $61,966 Plus Management Adjustments: Acquisition, integration and expansion (1) — — 13,254 13,254 Offering-related expenses (2) — — 12,969 12,969 Non-cash stock compensation (3) — — 3,073 3,073 Adjusted EBITDA $109,445 ($779) ($17,404) $91,262 Selling, general and administrative — — 33,884 33,884 (Gain) loss on disposal of assets 942 — (173) 769 Other income — — 12,989 12,989 Less Management Adjustments not associated with — — (29,296) (29,296) cost of services Adjusted gross profit (loss) $110,387 ($779) — $109,608 (1) Represents adjustment to the CVR liability based on the final agreed-upon settlement. (2) Represents primarily professional fees and other miscellaneous expenses to consummate the secondary common stock offering completed in January 2018. These expenses were recorded in selling, general and administrative expenses, as Keane did not receive any proceeds in the offering to offset the expenses. (3) Represents non-cash amortization of equity awards issued under the Equity Plan, which is recorded in selling, general and administrative expenses. Keane Group: Investor Presentation 20

Adjusted EBITDA & Adjusted Gross Profit

Non-GAAP Reconciliation (4Q17)

KEANE

	Three Months Ended December 31, 2017			
	Completion Services	Other Services	Corporate and Other	Total
Net Income (loss)	$65,885	$1,697	($23,635)	$43,947
Interest expense, net	–	–	7,318	7,318
Income tax benefit	–	–	(1,712)	(1,712)
Depreciation and amortization	44,711	1,434	3,819	49,964
EBITDA	**$110,596**	**$3,131**	**($14,210)**	**$99,517**
Plus Management Adjustments:				
Acquisition, integration and expansion (1)	(86)	(3,377)	(8,889)	(12,352)
Offering-related expenses (2)	–	–	1,184	1,184
Commissioning costs	–	794	–	794
Non-cash stock compensation (3)	–	–	3,244	3,244
Other (4)	–	–	1,444	1,444
Adjusted EBITDA	**$110,510**	**$548**	**($17,227)**	**$93,831**
Selling, general and administrative	–	–	24,611	24,611
(Gain) loss on disposal of assets	2,044	(3,377)	(1,085)	(2,418)
Other income	–	–	(9,316)	(9,316)
Less Management Adjustments not associated with cost of services	–	3,377	3,017	6,394
Adjusted gross profit	**$112,554**	**$548**	**–**	**$113,102**

(1) Corporate and Other segment represents adjustment to the CVR liability, insurance recoveries associated with the acquisition of a majority of the U.S. assets and assumed certain liabilities of Trican Well Service, L.P. (the "Acquired Trican Operations"), lease termination costs and other expenses associated with organic growth initiatives. Completion Services and Other Services segment represents gain on the sale of coiled tubing assets.

(2) Represents a portion of professional fees and other miscellaneous expenses to consummate the secondary common stock offering completed in January 2018. These expenses were recorded in selling, general and administrative expenses.

(3) Represents non-cash amortization of equity awards issued under the Equity Plan, which is recorded in selling, general and administrative expenses.

(4) Represents contingency accruals related to certain litigation claims. These costs were recorded in selling, general and administrative expenses.

Keane Group: Investor Presentation 21

Adjusted EBITDA & Adjusted Gross Profit

Non-GAAP Reconciliation (3Q17)

KEANE

	Three Months Ended September 30, 2017			
	Completion Services	Other Services	Corporate and Other	Total
Net Income (loss)	$42,362	$1,055	($39,352)	$4,065
Interest expense, net	—	—	7,195	7,195
Income tax (benefits) expense	—	—	797	797
Depreciation and amortization	41,542	1,586	3,076	46,204
EBITDA	**$83,904**	**$2,641**	**($28,284)**	**$58,261**
Plus Management Adjustments:				
Acquisition, integration and expansion (1)	1,835	57	5,998	7,890
Offering-related expenses (2)	—	—	98	98
Commissioning costs	1,619	—	—	1,619
Non-cash stock compensation (3)	—	—	3,263	3,263
Other (4)	—	—	470	470
Adjusted EBITDA	**$87,358**	**$2,698**	**($18,455)**	**$71,601**
Other income (expense)	—	—	(942)	(942)
(Gain) loss on disposal of assets	568	(900)	634	302
Selling, general and administrative	—	—	28,592	28,592
Management Adjustments not associated with Cost of Services	—	—	(9,829)	(9,829)
Adjusted gross profit	**$87,926**	**$1,798**	**—**	**$89,724**

(1) Represents primarily professional fees, integration costs, lease termination costs, severance and other costs associated with our acquisition and integration of RockPile and other expenses associated with organic growth initiatives.

(2) Represents fees related to the organizational (legal entities) restructuring to ready the Company for its IPO. These expenses were recorded in selling, general and administrative expenses.

(3) Represents non-cash amortization of equity awards issued under the Equity Plan. According to the Equity Plan, the Compensation Committee of the Board of Directors can approve awards in the form of restricted stock, restricted stock units, and/or other deferred compensation. Consistent with prior policy, amortization of awards is made ratably over the vesting periods, beginning with the grant date, based on the total fair value determined on grant date and recorded in selling, general and administrative expenses.

(4) Represents an adjustment to a contingent accrual and readiness costs associated with Keane's initial internal controls design documentation for Sarbanes-Oxley compliance, using COSO 2013 framework, beginning in 2018. These costs were recorded in selling, general and administrative expenses. Also represents net (gain) loss on disposals of assets, which is recorded in (gain) loss on disposal of assets.

Keane Group: Investor Presentation 22